UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2023
RumbleOn, Inc.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-38248 (Commission File Number)	46-3951329 (I.R.S. Employer Identification No.)

901 W Walnut Hill Lane
Irving Texas		75038
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (214) 771-9952

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, $0.001 par value	RMBL	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
RumbleOn, Inc. (the “Company”) is filing this Current Report on Form 8-K solely to recast certain financial information and related disclosures included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 16, 2023 (the “2022 Form 10-K”).
Discontinued Operations
As of June 30, 2023, the Company has completed all substantial activities pertaining to the wind down of its previously reported Automotive segment.

The historical results of our previously reported Automotive segment have been reflected as discontinued operations in our recast consolidated financial statements, attached as Exhibit 99.1 of this Form 8-K and incorporated by reference herein, for all periods presented with the assets and liabilities associated with discontinued operations being classified as assets and liabilities of discontinued operations in our consolidated balance sheets.

Except as specifically set forth herein to reflect the historical results of our previously reported Automotive segment as described above as a discontinued operation, no revisions have been made to the 2022 Form 10-K to update for other information, developments or events that have occurred since the 2022 Form 10-K was filed with the SEC. This Exhibit 99.1 should be read in conjunction with the 2022 Form 10-K and subsequent filings with the SEC, including our Forms 10-Q for the quarter ended March 31, 2023 and for the quarter ended June 30, 2023, and our Current Reports on Form 8-K. These subsequent SEC filings contain important information regarding forward-looking statements, events, developments, and updates affecting us and our expectations that have occurred since the filing of the 2022 Form 10-K. The information contained herein is not an amendment to, or a restatement of, the 2022 Form 10-K.
Item 9.01.    Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description
23.1	Consent of Grant Thorton, LLP
23.2	Consent of Forvis, LLP
99.1	Items from the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, revised to reflect recast segment information: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (Item 7), and Financial Statements and Supplementary Data (Item 8).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the Company’s expectations regarding the streamlining of our business to focus on the powersports and vehicle logistics segments, the performance of our business, our financial results, our liquidity and capital resources, and other non-historical statements. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only management’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. These statements are subject to risks, uncertainties, assumptions, and other important factors. Factors that could cause the Company’s actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, those described under “Risk Factors” included in the 2022 Form 10-K, as such factors may be amended and updated from time to time in the Company’s subsequent periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUMBLEON, INC.

Date: September 26, 2023	By:	/s/ Mark Tkach
Mark Tkach
Interim Chief Executive Officer (Principal Executive Officer)